COLUMBIA FUNDS SERIES TRUST

Columbia Government Reserves

Columbia Tax-Exempt Reserves

Columbia New York Tax-Exempt Reserves

(Each a “Fund”)

Supplement dated June 3, 2008 to the Trust Class Shares

Prospectus dated January 1, 2008

The below text is added to the section entitled “Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders” immediately before the sub-section entitled “Other Redemption Rules You Should Know.”

Checkwriting Service

You can withdraw money from the Fund using Columbia Funds’ free checkwriting service. Contact your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. Columbia Funds can change or cancel the service by giving you 30 days notice in writing.

INT-47/154109-0608